UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, DC  20549


                                FORM 8-K

                             CURRENT REPORT

                  PURSUANT TO SECTION 13 OR 15(d) OF THE
                     SECURITIES EXCHANGE ACT OF 1934



      Date of report (Date of earliest event reported): March 31, 2003



                      Access Pharmaceuticals, Inc.
           ------------------------------------------------------
           (Exact name of registrant as specified in its charter)


        Delaware                  0-9314               83-0221517
------------------------ ------------------------ ---------------------
(State of Incorporation) (Commission File Number)    (I.R.S. Employer
                                                     Identification No.)


2600 Stemmons Freeway, Suite 176, Dallas, Texas             75207
-----------------------------------------------          ----------
   (Address of principal executive offices)              (Zip Code)


   Registrant's telephone number, including area code: (214) 905-5100


                              Not applicable
         -------------------------------------------------------------
         (Former name or former address; if changed since last report)

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
----------------------------------------------------------------------------

(c) Exhibits


Exhibit
Number    Description
-------   -----------
99.1      Press Release dated March 31, 2003 - "Access
          Pharmaceuticals Reports Fourth Quarter and Year-End Results"



Item 12.  Results of Operations and Financial Condition
--------------------------------------------------------

On March 31, 2003 the registrant issued a Press Release relating to its 2002 fourth quarter and year end results. The Press Release is attached as an Exhibit to this Report on Form 8-K.






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
                               SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          Access Pharmaceuticals, Inc.
                                                 (Registrant)

                                          By: /s/ Kerry P. Gray
                                             --------------------
                                              Kerry P. Gray
                                              President and CEO

Dated April 1, 2003


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

                             EXHIBIT INDEX

Exhibit
Number    Description
-------  -------------
99.1     "Access Pharmaceuticals Reports Fourth
          Quarter and Year-End Results"


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